SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 November 13, 2003
                                 ---------------

                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

    One Airport Center
    7700 N.E. Ambassador Place
    Portland, Oregon                                          97220
    (Address of principal executive offices)                (Zip Code)

                         Registrant's telephone number,
                              including area code:

                                 (503) 284-7581

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) The following exhibit is included with this report:

                      99.1 Press release issued November 13, 2003, announcing results of operations for the three months ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition.

               On November 13, 2003, the registrant issued a press release announcing its results of operations for the three months ended September 30, 2003. This discussion, as well as the press release included as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RENTRAK CORPORATION


Dated:  November 14, 2003                       By: /s/ Mark L. Thoenes
                                                -----------------------

                                                Mark L. Thoenes
                                                Senior Vice President
                                                and Chief Financial Officer

                                  EXHIBIT INDEX


99.1 Press release issued November 13, 2003, announcing results of operations for the three months ended September 30, 2003.